EXHIBIT 23.2

                   [Letterhead of PricewaterhouseCoopers LLP]




                          INDEPENDENT AUDITORS' CONSENT



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Calpine Corporation Retirement Savings Plan of our report dated March 23, 2004 relating to the financial statements for Acadia Power Partners LLC and Subsidiary, appearing as exhibit 99.1 in Calpine Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.




                                        /s/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
May 13, 2004